UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2026

MARPAI, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40904	86-1916231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 Channelside Drive, Suite 207
Tampa, Florida	33602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855-389-7330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MRAI	OTCQX Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2026, Dallas Scrip resigned from his position as President of Marpai, Inc. (the “Company”), effective as of January 30, 2026. Mr. Scrip resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

On January 23, 2026, as a result of Mr. Scrip’s resignation, the Board of Directors (the “Board) appointed Damien Lamendola, age 70, current Chief Executive Officer of the Company and a member of the Board, to serve as President of the Company, effective as of January 30, 2026.

Mr. Lamendola has served as the Company’s Chief Executive Officer since November 2023. He joined the Company’s Board on April 1, 2021. Mr. Lamendola founded Continental Benefits, LLC in 2013 and was previously the Chief Executive Officer until 2019. Mr. Lamendola has served as President of HillCour Holding Corporation (f/k/a Welldyne Holding Corp.) since March 2002, and he continues to serve in this role. Mr. Lamendola also continues to serve HillCour Holding Corporation as a Board Member since 2017, WellDyneRx, LLC as a Board Member since 2017, and HillCour Investment Fund, LLC as Manager since 2017.

Mr. Lamendola and HillCour Investment Fund, LLC, an entity controlled by Mr. Lamendola, were party to several securities purchase agreements with the Company dated as of July 17, 2025, July 29, 2025, September 10, 2025, September 30, 2025, respectively. An immediate family member of Mr. Lamendola was a party to that certain securities purchase agreement with the Company dated as of November 7, 2025. The material terms of these Purchase Agreements were previously disclosed by the Company under Item 1.01 of its Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 21, 2025, August 4, 2025, September 16, 2025, October 6, 2025 and November 12, 2025, and such disclosures are incorporated herein by reference. Aside from the transactions described in the aforementioned filings and Mr. Lamendola’s existing compensation arrangement with the Company, there are no other transactions involving Mr. Lamendola that are reportable under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Lamendola and any other persons pursuant to which Mr. Lamendola was appointed as President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARPAI, INC.

Date January 23, 2026	By:	/s/ Damien Lamendola
		Name:	Damien Lamendola
		Title:	Chief Executive Officer

2